EXHIBIT 32.1


                       CERTIFICATION BY KEVIN J. MCNAMARA
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as President and Chief Executive Officer of Chemed Corporation ("Company"), does hereby certify that:

     1) the Company's Quarterly Report of Form 10-Q for the quarter ending September 30, 2005 ("Report"), fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November 8, 2005                                    /s/ Kevin J. McNamara
       ----------------                                    ---------------------
                                                           Kevin J. McNamara
                                                           (President and Chief
                                                           Executive Officer)


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